                     Morgan Stanley Financial Services Trust
                          Item 77(O) 10F-3 Transactions
                         December 1, 2006 - May 31, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Fortres 2/8/      -    $18.50 $634,29   6,983    0.02%  0.08%   Goldma   Lehman
  s       07                   1,000                              n,     Brothe
Invest                                                          Sachs      rs
 ment                                                           & Co.,
Group                                                           Lehman
                                                                Brothe
                                                                  rs,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                ties
                                                                 LLC,
                                                                Citigr
                                                                 oup,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                 ties,
                                                                 Bear,
                                                                Stearn
                                                                  s
                                                                 & Co.
                                                                 Inc.,
                                                                Lazard
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Mells
                                                                Fargo
                                                                Securi
                                                                 ties